EXHIBIT 10.9.8
							--------------

          THIS INSTRUMENT AND THE OBLIGATIONS REPRESENTED THEREBY IS SUBORDINATE IN ALL RESPECTS TO CERTAIN OBLIGATIONS OF CHEMPOWER, INC. AND ITS SUBSIDIARIES TO FIRST NATIONAL BANK OF OHIO, INCLUDING A PROMISSORY NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $15,700,000 DATED AS OF FEBRUARY 28, 1997.

                                   PROMISSORY NOTE
                                   ---------------


          Original Principal Amount                         Cleveland, Ohio
          $15,900,005.40                                  February 28, 1997


                    FOR VALUE RECEIVED, CHEMPOWER, INC., (the "Maker") promises to pay to the order of TOOMAS J. KUKK, his executors, administrators, successors, or assigns ("Holder"), as Agent for Toomas J. Kukk and Mark L. Rochester (the "Principal Shareholders"), the principal amount of FIFTEEN MILLION NINE HUNDRED THOUSAND FIVE DOLLARS AND FORTY CENTS ($15,900,005.40) together with interest thereon as hereinafter provided.

                    1.   Principal. The principal amount hereof shall be
                         ---------
          due and payable in full on February 28, 1998 unless the same becomes due earlier as provided in Section 12 hereof (the "Maturity Date").

                    2.   Interest. This Promissory Note shall bear interest
                         --------
          upon the principal amount outstanding from and including the date hereof at the following per annum rates: 7% until and including April 30, 1997; 8% during the period from May 1, 1997 until June 30, 1997, inclusive; 9% during the period from July 1, 1997 until August 31, 1997, inclusive; 10% during the period from September 1, 1997 until November 30, 1997, inclusive; and 11% thereafter until paid in full. Interest on this Promissory Note shall be computed on the basis of a 365 day year for the actual number of days elapsed.

                    3.   Payment Schedule. The Maker shall pay the interest
                         ----------------
          accruing on this Promissory Note monthly in arrears, the first interest payment being due on April 1, 1997, and successive payments of interest being due at the same day of each month thereafter until and including the Maturity Date, and on the Maturity Date, Maker shall repay all principal and interest then appearing due, in full. Payment of the principal of and interest on this Promissory Note shall be made in lawful money of the United States of America to Agent at 807 E. Turkeyfoot Lake Road, Akron, Ohio 44319 or to such other payee or at such other address as may be designated to Maker by Holder from time to time.

                    4.   Allocation of Payments to Principal Shareholders.
                         ------------------------------------------------
          All payments of principal of and interest on this Promissory Note received by the Agent shall be paid over to each of the Principal Shareholders in the amount corresponding to the respective percentage interest of the Principal Shareholder in such payments as set forth on Exhibit A hereto.

                    5.   Waiver of Demand, etc. The Maker waives demand,
                         ---------------------
          presentment, notice of dishonor, protest, notice of protest and diligence in collection and bringing suit and agrees that Holder may extend the time for payment, accept partial payment or take security therefor without discharging or releasing the Maker.

                    6.   Governing Law. This Promissory Note has been
                         -------------
          executed in Cleveland, Ohio. The construction, validity and enforceability of this Promissory Note shall be governed by the laws of the State of Ohio.

                    7.   Costs of Enforcement. The Maker agrees to pay all
                         --------------------
          costs and expenses (including reasonable attorneys' fees) incurred by Holder in the collection of this Promissory Note and in the enforcement of the rights under this Promissory Note.

                    8.   THE MAKER, TO THE EXTENT NOT PROHIBITED BY LAW,
          ---------------------------------------------------------------
          WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY
          ------------------------------------------------------------
          DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN
          ----------------------------------------------------------------
          HOLDER AND MAKER ARISING OUT OF, IN CONNECTION WITH, RELATED TO,
          ----------------------------------------------------------------
          OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN MAKER AND
          ---------------------------------------------------------------
          HOLDER IN CONNECTION WITH THIS NOTE, OR ANY OTHER AGREEMENT,
          -----------------------------------------------------------
          INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION
          ----------------------------------------------------------
          THEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL
          ----------------------------------------------------------------
          NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY
          ----------------------------------------------------------------
          OF ANY HOLDER HEREOF TO PURSUE REMEDIES PURSUANT TO ANY
          -------------------------------------------------------
          CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS
          --------------------------------------------------------------
          NOTE OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT RELATING
          ------------------------------------------------------------
          THERETO.
          -------

                    9.   Headings. Section headings used in this Promissory
                         --------
          Note are for convenience of reference only and are not part of this Promissory Note for any other purpose.

                    10.  Prepayment. The Maker may prepay all or any
                         ----------
          portion of the principal sum hereof at any time without penalty. All such prepayments shall be applied to the payment of the principal due hereon, and shall be accompanied by the payment of accrued interest on the amount of the prepayment to the date thereof.

                    11.  Overdue Payments. Any payment of principal and
                         ----------------
          interest under this Promissory Note must be received by Holder by 5:00 p.m. E.S.T. on a business day in order to be credited on such date. If Maker fails to make any payment of principal, interest or other amount becoming due pursuant to the provisions of this Promissory Note within five (5) calendar days of the date due and payable, the Maker also shall pay to Holder a late charge equal to five percent (5%) of the amount of such payment. Such five (5) day period shall not be construed in any way to extend the due date of any such or subsequent payment.

                    12.  Acceleration of Maturity. Upon the occurrence of
                         ------------------------
          any of the following, Holder may, at its option, accelerate the maturity of this Promissory Note, whereupon all principal of and interest on this Promissory Note shall become immediately due and payable in full: (a) failure to pay any principal of or interest on this Promissory Note when due or (b) the occurrence of an Event of Default as defined in that certain Financing Agreement of even date herewith, by and between, among others, Maker and Holder.

                    13.  Warrant of Attorney. Maker hereby irrevocably
                         -------------------
          authorizes any attorney-at-law to appear for Maker in an action on this Promissory Note at any time after the same becomes due, whether by acceleration or otherwise, in any court of record in the State of Ohio or elsewhere and to waive the issuing of service of process against Maker, and to confess judgment in favor of the Holder against Maker for all amounts that may be due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution in respect of the judgment rendered. Maker hereby expressly (a) waives any conflict of interest in an attorney retained by the Holder confessing judgment against the Maker upon this Promissory Note, and (b) consents to any attorney retained by the Holder receiving a legal fee or other value for legal services rendered for confessing judgment against the Maker upon this Promissory Note. The foregoing warrant of attorney shall survive any judgment, and if any judgment is vacated for any reason, the Holder may thereafter use the foregoing warrant of attorney to obtain additional judgment or judgments against Maker. A copy of this Promissory Note, certified by the Holder, may be filed in any proceeding in place of filing the original as a warrant of attorney.



          "WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE
          ----------------------------------------------------------------
          AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGEMENT MAY
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          BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS
          ----------------------------------------------------------------
          OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY
          ------------------------------------------------------------
          CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED
          -------------------------------------------------------------
          GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE
          -----------------------------------------------------------
          AGREEMENT, OR ANY OTHER CAUSE."
          -------------------------------



                                        CHEMPOWER, INC.



                                        By: /s/Toomas J. Kukk
                                            ------------------------------
                                            Name:Toomas J. Kukk
                                                --------------------------
                                            Title:President
                                                 -------------------------

                                      EXHIBIT A
                                      ---------


                                                  RESPECTIVE
          PRINCIPAL                               PERCENTAGE
          SHAREHOLDER                             INTEREST
          -----------                             ----------

          THOMAS J. KUKK                          49.9999805035%

          MARK L. ROCHESTER                       50.000001949685%